Summary Prospectus May 1, 2013


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS SMALL MID CAP VALUE VIP



(formerly DWS Dreman Small Mid Cap Value VIP)


CLASS    A

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/vipros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2013, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.65
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.17
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.82
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $84       $262       $455       $1,014
---  ---       ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2012: 11%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index. While the market capitalization range of the Russell 2000 (Reg. TM) Value Index changes throughout the year, as of the most recent reconstitution date of the index (June 22, 2012), companies in the index had a median market capitalization of approximately $418 million. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. While the market capitalization range of the Russell Midcap (Reg. TM) Value Index changes throughout the year, as of the most recent reconstitution date of the index (June 22, 2012), companies in the index had a median market capitalization of approximately $3.8 billion. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index.


While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings.


MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios. Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.

Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


REAL ESTATE SECURITIES RISK. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



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                                                     DWS Small Mid Cap Value VIP


                                                  SUMMARY PROSPECTUS May 1, 2013

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Prior to November 3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the fund's current policies had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2003       2004       2005       2006        2007      2008       2009     2010       2011     2012
  42.15      26.03      10.25      25.06      3.06       -33.42     29.70    23.07      -6.08    13.77




Best Quarter: 21.84%, Q2 2003         Worst Quarter: -20.81%, Q3 2011
Year-to-Date as of 3/31/2013: 14.48%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2012 expressed as a %)


                                  CLASS           1          5          10
                              INCEPTION        YEAR      YEARS       YEARS
                            -----------  ----------  ---------  ----------
CLASS A                      5/1/1996        13.77       2.58       11.20
--------------------------   --------        -----       ----       -----
RUSSELL 2500 VALUE
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                    19.21       4.54       10.20
--------------------------  --------         -----       ----       -----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Dreman Value Management, L.L.C.


PORTFOLIO MANAGER(S)

MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2006.


E. CLIFTON HOOVER, JR., CFA. Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.


MARIO TUFANO, CFA. Associate Portfolio Manager of the fund. Joined the fund in 2010.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


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                                                     DWS Small Mid Cap Value VIP
                                      SUMMARY PROSPECTUS May 1, 2013 2A-SMCV-SUM